UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 30, 2003
                       ----------------------------------
                        (Date of earliest event reported)


                          ARIZONA AIRCRAFT SPARES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                          000-49849                    88-0483722
    ------                           -------                     ----------
(State or other                    Commission                 (I.R.S. Employer
jurisdiction of                    File Number               Identification No.)
incorporation
or organization)

                            3431 East Hemisphere Loop
                              Tucson, Arizona 85706
                  --------------------------------------------
               (Address of principal offices, including Zip Code)

                                 (520) 806-0666
                              ---------------------
              (Registrant's telephone number, including area code)

                      AMERICAN MARKET SUPPORT NETWORK, INC.
                                   ----------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Arizona Aircraft Spares, Inc.'s, a Nevada corporation, (the "Registrant") changed its independent accountant from Malone & Bailey, PLLC to Russell Bedford Stefanou Mirchandani LLP on September 30, 2003. The Registrant dismissed Malone & Bailey, PLLC as its independent accountant. The financial statements reported on by Malone & Bailey, PLLC were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years ended December 31, 2001 and 2002, except as to the Registrant's ability to continue as a going concern. The decision to change accountants was approved by the Registrant's Board of Directors. The Registrant does not have an audit committee.

     There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and the interim period through September 30, 2003. None of the "reportable events" described under Item 304(a)(1) of Regulation S-B occurred within the Registrant's two most recent fiscal years and the subsequent interim period through September 30, 2003.

     The Registrant did not consult with Russell Bedford Stefanou Mirchandani LLP, regarding any other matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-B prior to the Registrant's engagement during the Registrant's two most recent fiscal years and periods ended December 31, 2001 and December 31, 2002 and the subsequent interim period through September 30, 2003.

     The Registrant has provided to Malone & Bailey, PLLC, its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Malone & Bailey, PLLC, addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto and Exhibit 16.1.

ITEM 5. OTHER EVENTS.

     On September 30, 2003, the Board of Directors unanimously appointed Mr. Vito Peppitoni as the Registrant's Chief Executive Officer. After Mr. Peppitoni's appointment, Mr. Pertti Luhanto, the Registrant's Chairman and Treasurer and Mr. Alvie T. Merrill, the Registrant's Chief Executive Officer, President and Director resigned from the Board of Directors and as officers of the Registrant. As previously reported, Mr. Peppitoni and Ms. Sylvia Quintero were appointed to the Board of Directors on July 16, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits List:

          Exhibit Item       Description

          16.1 Letter of Malone & Bailey, PLLC regarding change in certifying accountant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Arizona Aircraft Spares, Inc.
                                  By:




                                  /s/ Vito Peppitoni
                                  ================================

                                  Vito Peppitoni, Chief Executive Officer


Date:    September 30, 2003